UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              NEXTEL PARTNERS, INC.
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                (Name of Registrant as Specified in Its Charter)

                                      N/ A
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     (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

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   (2) Aggregate number of securities to which transaction applies:

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   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4) Proposed maximum aggregate value of transaction:

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   (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.



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Amount Previously Paid:

   (1) Amount Previously Paid:

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   (2) Form, Schedule or Registration Statement No.:

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   (3) Filing Party:

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   (4) Date Filed:

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                             NEXTEL PARTNERS, INC.

                       NOTICE OF "NEXTEL SALE" PURSUANT TO
               SECTION 5.1(b) OF THE CERTIFICATE OF INCORPORATION

TO THE CLASS A COMMON STOCKHOLDERS:

         On August 12, 2005, Nextel Communications, Inc. ("Nextel
Communications") merged with a subsidiary of Sprint Corporation ("Sprint") and became a wholly owned subsidiary of Sprint. The Nextel Communications-Sprint merger constitutes a "Nextel Sale" under the Restated Certificate of Incorporation (the "Certificate") of Nextel Partners, Inc. ("Nextel Partners").

         As a result of the Nextel Sale, the holders of 20% or more of the outstanding shares of Class A common stock of Nextel Partners have the right under Section 5.1(b) of the Certificate to require Nextel Partners to hold a special meeting of Class A common stockholders.

         Any such requests for a special meeting may be directed in writing to:

         Corporate Secretary
         Nextel Partners, Inc.
         4500 Carillon Point
         Kirkland, Washington 98033
         Fax:  952-828-0519

         Nextel Partners will make a public announcement in the event it receives the requisite requests to call a special meeting. If such a meeting is held, Class A common stockholders will have the right (the "Put Right") to require Nextel WIP Corp. ("NWIP"), a wholly owned subsidiary of Nextel Communications, to purchase all, but not less than all, of the outstanding shares of Class A common stock, at a price equal to their fair market value as determined in accordance with Section 5.7 of the Certificate.

         The Certificate provides that if Nextel Partners receives requests for a special meeting from the holders of at least 20% of the outstanding shares of Class A common stock, Nextel Partners will hold the special meeting not more than 20 days after the date that it receives such request, or such later date as required by applicable law. In connection with such a meeting, Nextel Partners would provide proxy materials to Class A common stockholders describing the procedures relating to the Put Right, the process for determining fair market value, and such other information as may be required by law or as Nextel Partners determines is material to a stockholder's decision as to whether to exercise the Put Right. Nextel Partners expects that, because of the need to complete and mail such proxy materials, if a special meeting is held it will be held more than 20 days after receipt of requests from the holders of at least 20% of the outstanding shares of Class A common stock.

         Nextel Partners is not soliciting requests to call a special meeting, and will not solicit proxies in connection with a vote on whether to exercise the Put Right unless and until it receives requests for a special meeting from the holders of at least 20% of the outstanding shares of Class A common stock.

         Only holders of record of shares of Class A common stock as of the close of business on August 12, 2005 may submit a request to call a special meeting of Class A common stockholders. Holders of record should include their contact information and their account information, which is set forth in the label on the mailed copy of this Notice, with any request. If you are a beneficial owner, but not a record holder, of shares of Class A common stock and you wish to submit a request to call a special meeting, you should contact your broker or the record holder of such shares to make such request on your behalf. Should you have additional questions, you may call us at 888-566-9199.


August 12, 2005

                                (Please see over)



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                   ADDITIONAL INFORMATION AND WHERE TO FIND IT

            In connection with the put right arising in connection with the Sprint Corporation - Nextel Communications, Inc. merger transaction, Nextel Partners, Inc. has filed and will be filing proxy statements and other materials with the Securities and Exchange Commission. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEXTEL PARTNERS, INC. AND THE PUT RIGHT AND POTENTIAL TRANSACTION. Investors may obtain a free copy of the proxy statements and other relevant documents when they become available as well as other materials filed with the SEC concerning Nextel Partners, Inc. at the SEC's website at http://www.sec.gov. Free copies of Nextel Partners, Inc.'s SEC filings are also available on Nextel Partners, Inc.'s website at http://www.nextelpartners.com. These materials and other documents may also be obtained for free from: Nextel Partners, Inc at Nextel Partners, Inc., 4500 Carillon Point, Kirkland, WA 98033, Attn: Investor Relations.


                        PARTICIPANTS IN THE SOLICITATION

            Nextel Partners, Inc. and its officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Nextel Partners, Inc.'s stockholders with respect to the put right and potential transaction. Information regarding the officers and directors of Nextel Partners, Inc. is included in its definitive proxy statement for its 2005 Annual Meeting filed with the SEC on April 8, 2005. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the put right and potential transaction.







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